                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This agreement is made effective July 1, 1997, between American Dental Partners, Inc., a Delaware corporation (the "Company"), and John M. Werwie, D.D.S., James F. Ruzicka, D.D.S., and Jon J. Pagenkopf, D.D.S. (collectively, the "Shareholders").


                             Background Information
                             ----------------------

     A. Concurrently with the execution of this agreement, the Company is causing its subsidiary, American Dental Partners of Wisconsin, Inc. ("American") to enter into a Service Agreement with Wisconsin Dental Professionals, S.C., a Wisconsin service corporation ("WDP"). As partial consideration for the Shareholders forming WDP and causing WDP to enter into the Service Agreement, upon execution of the Service Agreement, the Company is issuing to Shareholders 3,647 shares of common stock, par value $.01 per share, in the Company (the "ADP Shares").

     B. This agreement is being entered into as a condition to entering into the Service Agreement.


                             Statement of Agreement
                             ----------------------

     The parties to this agreement (the "Parties") hereby acknowledge the foregoing Background Information and agree as follows:

     (S)1.  Definitions.  In addition to other terms defined in other
            -----------
provisions of this agreement, as used in this agreement, the following terms shall have the following meanings, respectively:

            (a) "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

            (b) "Commission" means the Securities and Exchange Commission, or any other federal agency from time to time administering the Act.

            (c) "Common Stock" means shares of common stock, par value $.01 per share, of the Company.

            (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

            (e) "Holder" means a person who is then a record owner of Registrable Securities.
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            (f) "IPO" means the first sale of Common Stock pursuant to a public offering (including without limitation one for the assets or securities of other companies) pursuant to a registration statement under the Act, and "IPO Date" means the date on which the IPO is completed.

            (g) "Registrable Securities" means shares of Common Stock which have not been previously registered for sale under the Act, including without limitation those issuable upon conversion of the Company's Series A Convertible Preferred Stock and any securities issued or issuable with respect to any such shares of Common Stock (i) upon any conversion or exchange thereof, (ii) by way of stock split or stock dividend, or (iii) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

            (h) The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities, and the term "registration" means a registration of securities under the Act and applicable state securities laws for the purpose of effecting a sale of securities.

            (i) "Registration Expenses" means all expenses incurred by the Company in compliance with (S)(S)2 or 4 of this agreement, including without limitation all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of accountants and counsel for the Company, blue-sky fees and expenses (including fees and disbursements of counsel for the underwriter(s)), fees of transfer agents and registrars, reasonable fees and disbursements of one counsel for all selling Holders (selected by Holders owning a majority of all Registrable Securities then owned by all such Holders), and the expense of any special audits incident to or required by any such registration.

            (j) "Rule 144" means Rule 144 promulgated by the Commission under the Act.

            (k) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and any transfer taxes applicable to such sales.

            (l) "Selling Shareholder" means all Holders who are participating in a registration.

     (S)2.  Piggy Back Registrations.
            ------------------------

            (a) If, after the IPO Date, the Company decides to register any Registrable Securities, either for its own account or the account of any Holder exercising registration

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     rights or otherwise (other than a registration relating solely to a merger, acquisition of assets or securities or tender or exchange offer, or to employee benefit plans, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company shall:

                 (i) Promptly give notice thereof to the Shareholders (which notice shall include the number of shares the Company or other Holder proposes to register and, if known, the name of the proposed underwriter); and

                (ii) Use all commercially reasonable efforts to include in such registration all the Registrable Securities specified in a request made by the Shareholders within 15 days after the date of delivery of the notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of Registrable Securities offered pursuant to any related registration statement, then the Company may offer all of the Registrable Securities it proposes to register for its own account and such limitation on any remaining Registrable Securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among all Holders who requested inclusion of Registrable Securities in such registration (whether under this agreement, any other similar agreement, or otherwise) in proportion to the number of Registrable Securities requested to be registered by each of them, respectively.

            (b) The Company shall select the underwriter for any offering made pursuant to this (S)2.

     (S)3.  Expenses of Registration.  All Registration Expenses incurred in
            ------------------------
connection with any registration, qualification or compliance pursuant to
(S)(S)2 or 4 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the Holders of the Registrable Securities registered, pro rata on the basis of the number of their Registrable Securities so registered.

     (S)4.  Listing Application.  If shares of Common Stock are listed on a
            -------------------
national securities exchange or approved for quotation on any over-the-counter market system, the Company shall, at its expense, include in its listing application all of the shares of Common Stock of the listed class then owned by the Shareholders.

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

     (S)5.  Registration Procedures.  In the case of each registration
            -----------------------
effected by the Company pursuant to this agreement, the Company shall keep the Shareholders, if it has Registrable Securities included in any such registration, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company shall as promptly as practicable do the following for the benefit of the Shareholders:

            (a) Keep such registration effective for a period of 120 days or until the Shareholders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

            (b) Use all commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the Shareholders may reasonably request; provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration or which would subject it to taxation in such jurisdiction;

            (c) Furnish such number of conformed copies of such registration statement and of each amendment or supplement thereto (in each case including all exhibits and documents filed therewith), such number of copies of the prospectus included in such registration statements (including each preliminary prospectus and summary prospectus), such documents incorporated by reference in such registration statement or prospectus and such other documents incident thereto as the Shareholders from time to time may reasonably request;

            (d) To the extent then permitted under applicable professional guidelines and standards, use all reasonable efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities and provide copies thereof to the Shareholders; and

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

            (e) Permit the counsel to the selling Holders whose expenses are being paid pursuant to (S)3 hereof to participate in the registration statement preparation process and to inspect and copy such corporate documents as he may reasonably request.

     (S)6.  Indemnification.
            ---------------

            (a) The Company shall indemnify the Shareholders with respect to registration, qualification or compliance effected pursuant to this agreement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) prepared by the Company incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse the Shareholders for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company shall not be liable in any such case to the extent that: (i) any such claim, loss, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such prospectus, offering circular or other document in reliance upon any written information furnished to the Company by the Shareholders or any underwriter expressly for use therein; or (ii) in the case of a sale directly by the Shareholders (including without limitation a sale through any underwriter retained by the Shareholders), it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was contained in a preliminary prospectus or other preliminary document and corrected in a final or amended prospectus or other document and the Shareholders failed to deliver a copy of the final or amended document at or prior to the confirmation of the sale of the applicable securities to the person asserting such claim, loss, damage, liability, or action.

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

            (b) The Shareholders shall, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, and will reimburse the Company and each such Holder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Shareholders; provided, however, that the obligations of the Shareholders hereunder shall be limited to an amount equal to the net proceeds received by the Shareholders upon sale of its securities.

            (c) Each party entitled to indemnification under this (S)6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this (S)6 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party may participate in such

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

     defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party; and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

            (d) The Shareholders shall not be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected by (S)2 which imposes indemnification obligations on the Shareholders more onerous than those imposed hereunder; provided, however the Company shall not be deemed to breach the provisions of (S)2 if the Shareholders are not permitted to participate in a registration on account of its refusal to execute an underwriting agreement on the basis of this subsection (d).

     (S)7.  Shareholders Information; Further Assurances.  If the Shareholders
            --------------------------------------------
have Registrable Securities included in any registration, or request inclusion in any registration, the Shareholders shall furnish to the Company such information regarding the Shareholders and the distribution proposed by the Shareholders as the Company may reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this agreement, or in connection with an opinion or "no-action" letter of the type

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

described in (S)8, below, or otherwise required by applicable state or federal securities laws. The Shareholders shall execute such documents and take such other actions consistent with this agreement which may be reasonably requested by the Company.

     (S)8.  Exception to Registration Obligation.  Notwithstanding any other
            ------------------------------------
provisions of this agreement to the contrary, the Company shall not be required to effect a registration under this agreement with respect to Registrable Securities held by the Shareholders if: (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Shareholders, the Shareholders may sell without registration all Registrable Securities for which the Shareholders requested registration under the provisions of this agreement, in the quantity in which the Registrable Securities were proposed to be sold (whether under Rule 144 or otherwise); or
(ii) the Company shall have obtained from the Commission a "no-action" letter to that effect.

    (S)9.   Rule 144 Reporting.  With a view to making available the benefits of
            ------------------
certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144) to the public without registration, the Company shall:

            (a) Make and keep public information available as those terms are defined in Rule 144, at all times from and after 90 days following the IPO Date;

            (b) Use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

            (c) So long as the Shareholders own any restricted securities, furnish to the Shareholders upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the IPO Date) and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Shareholders may reasonably request in availing itself of any rules or regulations of the Commission allowing the Shareholders to sell any such securities without registration.

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     (S)10. Remedies.  The Company and the Shareholders recognize and agree
            --------
that they may not have an adequate remedy if any of them fail to comply with the provisions of this agreement, and that damages will not be readily ascertainable, and each of them expressly agrees that in the event of such failure the other parties shall be entitled to seek specific performance of the defaulting party's obligations hereunder.

     (S)11. Restrictions on Transfer.  If the Shareholders seek to include
            ------------------------
Registrable Securities in a registration pursuant to this agreement, the Shareholders shall, if so requested by the underwriters who are managing such offering, as a condition precedent to including Registrable Securities in such offering, execute an agreement on usual and customary terms pursuant to which the Shareholders agree not to sell or otherwise transfer any Common Stock (except pursuant to such offering) for such period of time following the consummation of such offering as such underwriters may reasonably request; provided that such period shall not exceed 180 days.

     (S)12. Miscellaneous.
            -------------

          (a) All notices and other communications required or desired to be given to any Party under this agreement shall be in writing and shall be deemed given when delivered personally, telecopied (which is confirmed) to that Party at the telecopy number for that Party set forth below, mailed by certified mail (return receipt requested) to that Party at the address for that Party (or at such other address for such Party as such Party shall have specified in notice to the other Parties) or being delivered to Federal Express, UPS, or any similar express delivery service for delivery to that Party at that address:

            (i)  If to the Company:

                 American Dental Partners, Inc.
                 301 Edgewater Place
                 Suite 320
                 Wakefield, Massachusetts 01880-1249
                 ATTN:  Gregory A. Serrao, President
                 Telecopy No.: (617) 224-4216

                 With a copy to:

                 Baker & Hostetler
                 65 East Street
                 Suite 2100
                 Columbus, Ohio 43215
                 ATTN:  Gary A. Wadman, Esq.
                 Telecopy No.: (614) 462-2616

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

            (ii) If to a Shareholder, to the residence address of such
                 Shareholder set forth below:

                 John A. Werwie
                 4636 N. Murray
                 Milwaukee, Wisconsin 53211

                 James F. Ruzicka
                 2127 North 74th Street
                 Wauwatusa, Wisconsin 53213

                 Jon J. Pagenkopf
                 4873 N. Anita
                 Milwaukee, Wisconsin 53217

                 with a copy to:

                 Charles Vogel, Esq.
                 Godfrey & Kahn, S.C.
                 780 North Water Street
                 Milwaukee, Wisconsin  53202-3590
                 Telecopy No.:  (414) 273-5198

            (b) The headings of the various sections of this agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. Where permitted by the context, each pronoun used in this agreement shall include the same pronoun in other genders and numbers and each noun used in this agreement shall include the same noun in other numbers. This agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral.

            (c) This agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

            (d) This agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Shareholders.

            (e) This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) If any provisions of this agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this

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     agreement, and this agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

          (g) This agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the heirs, personal representatives, successors, and assigns of each Party.


AMERICAN DENTAL PARTNERS, INC.


By: /s/  Gregory A. Serrao          /s/ John M. Werwie, D.D.S.
    --------------------------      ------------------------------
  Gregory A. Serrao, President      JOHN M. WERWIE, D.D.S.

                                    /s/ James F. Ruzicka, D.D.S.
                                    ------------------------------
                                    JAMES F. RUZICKA, D.D.S.

                                    /s/ Jon J. Pagenkopf, D.D.S.
                                    ------------------------------
                                    JON J. PAGENKOPF, D.D.S.

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